UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2004

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22250	95-4431352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26081 Avenue Hall Valencia, California	91355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (661) 295-5600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On December 2, 2004, 3D Systems Corporation issued a press release announcing that its Board of Directors has authorized the Company to redeem all of its outstanding 7% Convertible Subordinated Debentures on January 4, 2005 at a price of 107% of their aggregate principal amount subject to the condition that at least $9 million aggregate principal amount of those debentures are converted into shares of the Company’s common stock not later than 5:00 P.M., Pacific Standard Time, on December 30, 2004. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by this reference.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits:

Exhibit Number	Reference
99.1	Press Release dated December 2, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: December 2, 2004
/s/ ROBERT M. GRACE, JR.
(Signature)
	Name:	Robert M. Grace, Jr.
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 2, 2004.